SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): ___September 3, 2004__

                  American Wagering, Inc.
(Exact name of registrant as specified in its charter)

          Nevada                        000-20685                88-0344658
(State or other jurisdiction                                                                (Commission                                                (I.R.S. Employer
of incorporation)          File Number)                                               Identification No.)

   675 Grier Drive, Las Vegas, Nevada                                                                                                                     89119
(Address of principal executive offices)                                                                                                                   (Zip Code)

Registrant’s telephone number, including area code:   (702) 735-0101

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Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2004, American Wagering, Inc. ("AWI") and its wholly owned subsidiary Leroy’s Horse & Sports Place, Inc. ("Leroy’s" and, jointly with AWI, the "Companies" or "Debtors"), debtors and debtors in possession under the Bankruptcy Code in Chapter 11 case numbers BK-N-03-52529 and BK-N-03-52530 (the "Bankruptcy Cases") pending in the United States Bankruptcy Court for the District of Nevada (the "Bankruptcy Court") entered into a settlement agreement (the "Agreement") with Michael Racusin d/b/a M. Racusin & Co. ("Racusin") to set out payment terms resulting from current litigation between the Companies and Racusin (the "Racusin Litigation"). The Debtors intend to seek approval of the Agreement by the Bankruptcy Court and to incorporate the terms of the Agreement in the Companies’ pending plan of reorganization as more fully explained below.

Note that the Agreement does not dismiss any legal actions currently pending between the Companies and Racusin. Rather, the terms of the Agreement outline the payment terms based upon the outcome of those legal actions.

Racusin currently holds a judgment against the Companies in the amount of $1,328,764.14 as of June 20, 2003 (the "Initial Judgment" or the "Racusin Claim"). The Racusin Claim is currently the subject of the following two (2) appeals:

     1.     Racusin has appealed the amount of the Initial Judgment to the 9th Circuit Court of Appeals (the "9th Circuit Appeal") claiming that the Initial Judgment should include interest from the date of the breach (May 15, 1996). Oral arguments regarding the 9th Circuit Appeal have been tentatively scheduled for
             October 4, 2004.

     2.     The Companies commenced an adversary proceeding before the Bankruptcy Court to subordinate the Racusin Claim pursuant to Section 510(b) of the
             Bankruptcy Code and has appealed an adverse decision of the Bankruptcy Court to the Bankruptcy Appellate Panel (the "BAP Appeal"). Oral
             arguments regarding the BAP Appeal have been tentatively scheduled for October 21, 2004.

Based upon the pending legal actions regarding the Racusin Litigation, there are four (4) possible outcomes. The following is a brief discussion of those four (4) outcomes and the payment terms agreed upon by the parties in the event of each circumstance.

     1.     Racusin wins the 9th Circuit Appeal and wins the BAP Appeal. In this event, Racusin will receive the lesser of the amount awarded by the 9th Circuit or
             $2,800,000.00. The Racusin Claim will then be paid to Racusin over a sixty (60) month period in accordance with Amortization Schedule #2 attached to the
             Agreement in full satisfaction and release of the Racusin Claim.

     2.     Racusin loses the 9th Circuit Appeal and wins the BAP Appeal. In this event, Racusin will receive $1,320,000.00. The Racusin Claim will then be paid to
             Racusin over a twelve (12) month period in accordance with Amortization Schedule #1 attached to the Agreement in full satisfaction and release of the
             Racusin Claim.

     3.     Racusin wins the 9th Circuit Appeal and loses the BAP Appeal. In this event, Racusin will receive 250,000 shares of AWI’s common stock in full satisfaction and release of the Racusin Claim.

     4.     Racusin loses the 9th Circuit Appeal and loses the BAP Appeal. In this event, Racusin will receive 200,000 shares of AWI’s common stock in full satisfaction and release of the Racusin Claim.

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In addition to the payment terms noted above, the Agreement also provides the following significant terms and conditions:

     1.     The Companies will file a Restated Amended Plan of Reorganization (the "Restated Amended Plan") to conform the treatment of the Racusin Claim in accordance with the terms and conditions of the Agreement.

     2.     Racusin agrees, to the fullest extent allowed by applicable law, to support and vote in favor of the Restated Amended Plan and to not support or vote in favor of any plan other than the Restated Amended Plan or to support any action by any other party to oppose or delay confirmation of the Restated
             Amended Plan, provided that the Restated Amended Plan provides for the Racusin Claim consistent with the Agreement. Racusin agrees that: (a) any failure on his part to support confirmation of the Restated Amended Plan, or (b) any other action on his part to delay or oppose confirmation of the
             Restated Amended Plan, will be deemed not good faith on the part of Racusin and will be sufficient and appropriate grounds for a designation of
             Racusin’s vote in accordance with Section 1126(e) of the Bankruptcy Code.

     3.     The Companies agree that they will not appeal the decision in the BAP Appeal and will accept the BAP Appeal decision as final; Racusin, however, shall retain the right to appeal the decision. Both the Companies and Racusin agree the neither party will appeal the decision in the 9th Circuit Appeal and that they will accept the 9th Circuit Appeal decision as final.

     4.     The Companies shall immediately seek approval of the Agreement from the Bankruptcy Court.

     5.     Upon approval of the Agreement by the Bankruptcy Court, the Companies shall cause Racusin’s legal appeal in a matter unrelated to the
             Companies to be fully bonded up to the maximum amount of $300,000.00. In the event that Racusin is successful in this appeal unrelated to the
             Companies, the monies so advanced by the Companies shall be returned to the Companies. In the event that Racusin is not successful in this appeal unrelated to the Companies, the monies so advanced by the Companies shall apply towards payment of any monies due in the Racusin Claim.

     6.     Racusin will be employed by a subsidiary of AWI in order to provide consulting services to that subsidiary company. The terms of employment shall be eighteen (18) months, non-renewable, at a rate of $7,000.00 gross per month (subject to all normal and customary taxes and withholdings).

The Agreement between the parties is attached hereto and incorporated herein by reference.

This announcement is not intended to be, nor should it be construed as, a solicitation for a vote of the Restated Amended Plan. Debtors will emerge from Chapter 11 if and when the Restated Amended Plan receives the requisite approvals and is confirmed by the Bankruptcy Court.

Section 9 - Financial Statements & Exhibits

Item 9.01 Financial Statements & Exhibits.

       (c)     Exhibits

99.1     Settlement Agreement dated September 3, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2004.

                                               AMERICAN WAGERING, INC.

                                               By:   /s/  Timothy F. Lockinger
                                                Name: Timothy F. Lockinger
                                                Title: Chief Financial Officer
                                                Principal Accounting Officer

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